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                        Supplement dated July 28, 2003 to
                        Prospectus dated May 1, 2003 for:
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                   ANNUICHOICE SINGLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

     On July 21, 2003, the Securities and Exchange Commission issued an order approving the substitution of shares of the Putnam VT International Equity Fund for the Touchstone International Equity Fund and the Touchstone Money Market Fund for the Fidelity Money Market Fund within the variable annuities referenced above (the "Contracts").

     Effective July 25, 2003, the Fidelity Money Market and the Touchstone International Equity Funds are no longer available as investment options under the Contracts. All references to these funds in the prospectus for the Contracts should be disregarded.

     Contract owners who had amounts allocated to the Touchstone International Equity Fund or Fidelity Money Market on July 25, 2003, may reallocate those amounts out of the Putnam VT International Equity Fund or Touchstone Money Market Fund within 30 days after July 25, 2003, to any other investment options under the Contracts, without the imposition of any transfer charge or limitation and without reducing the number of free transfers that may be made in a given contract year.